KRANESHARES TRUST

KraneShares Dow Jones China Select Dividend ETF

KraneShares CSI China Consumer Discretionary ETF

KraneShares CSI China Consumer Staples ETF

KraneShares CSI New China ETF

KraneShares CSI China Urbanization ETF

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A Share ETF

KraneShares E Fund China Commercial Paper ETF

KraneShares FTSE Emerging Markets Plus ETF

KraneShares E Fund China Commercial Paper Hedged ETF

(collectively, the “Funds”)

Supplement dated October 16, 2015 to the

Statement of Additional Information for each Fund

This supplement provides new and additional information beyond that contained in the currently effective Statements of Additional Information listed above and should be read in conjunction with each Statement of Additional Information.

The Funds have adopted a revised proxy voting policy. Accordingly, the below changes apply to the Funds’ Statements of Additional Information:

•	The “Proxy Voting Policy” section of each Statement of Additional Information is deleted in its entirety and replaced with the following:

PROXY VOTING POLICY

The Trust has adopted the proxy voting policies, a summary of which is set forth in the appendix to this Statement of Additional Information. The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next and to file Form N-PX with the SEC no later than August 31 of each year. The Form N-PX is available, or will be available, at no charge upon request by calling 1.855.857.2638 or through the Trust’s website at www.kraneshares.com. The Fund’s Form N-PX is also available, or will also be available, on the SEC’s website at www.sec.gov.

•	“Appendix A” to the Statements of Additional Information with respect to the KraneShares Dow Jones China Select Dividend ETF, KraneShares CSI China Consumer Discretionary ETF, KraneShares CSI China Consumer Staples ETF, KraneShares CSI New China ETF, KraneShares CSI China Urbanization ETF, and KraneShares CSI China Internet ETF, and “Appendix B” to the Statements of Additional Information with respect to the KraneShares Bosera MSCI China A Share ETF, KraneShares E Fund China Commercial Paper ETF, KraneShares FTSE Emerging Markets Plus ETF, and KraneShares E Fund China Commercial Paper Hedged ETF are deleted in their entirety and replaced with the following:

Form N-1A requires an investment company to describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities. In connection with this requirement, the Trust’s Board has delegated its responsibility for voting each Fund’s proxies to Krane Funds Advisors, LLC (“Adviser”), subject to the Board’s oversight. The Board has directed that proxies be voted consistent with each Fund and their shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. These procedures are described below.

Adviser Responsibility:

The Adviser has retained Broadridge Investor Communication Solutions, Inc. ("Broadridge") to provide proxy voting services on behalf of the Funds which includes providing voting recommendations. Broadridge, in turn, has contracted with Glass Lewis & Co. ("Glass Lewis”) to provide proxy voting guidelines. Glass Lewis is a leading independent governance analysis and proxy voting firm with a global client base of over 1,200 clients managing more than $20 trillion in assets. The Adviser votes in accordance with Glass Lewis’ pre-determined proxy voting guidelines, which are summarized below, unless the Adviser believes it is in the best interest of a Fund to vote differently. From time to time, proxy voting proposals may raise conflicts between the interests of the Funds and the interests of the Adviser and its employees. In these situations, the Adviser maintains procedures designed to ensure that any decision to vote a proxy is based on each Fund’s best interest and not the product of any conflict. All overrides to vote contrary to Glass Lewis’ pre-determined proxy voting guidelines must be documented and approved by the Adviser’s CCO, who is responsible for monitoring the effectiveness of the proxy voting process and addressing conflicts of interest.

PROXY PAPER™

GUIDELINES

2015 PROXY SEASON

INVESTMENT MANAGER POLICY

AN ADDENDUM TO THE PROXY PAPER POLICY GUIDELINES

For more information about Glass Lewis' policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick, at (415) 678-4228.

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GLASS LEWIS & Co.

The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investor’s potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

MANAGEMENT PROPOSALS

ELECTION OF DIRECTORS

In analyzing directors and boards, Glass Lewis’ Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

AUDITOR

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

COMPENSATION

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation (“say-on-pay”) and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager Guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

AUTHORIZED SHARES

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders approval to justify the use of additional shares. Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

SHAREHOLDER RIGHTS

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

MERGERS/ACQUISITIONS

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

SHAREHOLDER PROPOSALS

We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

GOVERNANCE

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well- targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

COMPENSATION

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

ENVIRONMENT

Glass Lewis’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company’s activities or operations with environmental. Further, the Glass Lewis’ Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

SOCIAL

Glass Lewis’ Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2014 Glass, Lewis & Co., LLC. All Rights Reserved.

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